EXHIBIT B
An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding-company system.
FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI LP, Inc.
ESI Doswell GP, Inc.
*Doswell I, Inc.
Doswell Limited Partnership

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI Hawkeye Power, LLC
Hawkeye Power Partners, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Gray County Wind, LLC
Gray County Wind Energy, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Lake Benton Acquisitions, LLC
Lake Benton Power Partners II, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Paris GP, Inc.
*FPL Energy Paris LP, LLC
Lamar Power Partners, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI West Texas Energy, Inc.
*ESI West Texas Energy LP, LLC
West Texas Wind Energy Partners, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*FPL Energy Maine, Inc.
FPL Energy Maine Hydro, LLC
FPL Energy Wyman, LLC
FPL Energy Wyman IV, LLC (61.7831%)
FPL Energy Mason, LLC
FPL Energy Cape, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy MH50 GP, LLC
*FPL Energy MH50 LP, LLC
FPL Energy MH50, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI Vansycle GP, Inc.
*ESI Vansycle LP, Inc.
ESI Vansycle Partners, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Vansycle LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*Badger Windpower Holdings, LLC
Badger Windpower, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pecos Wind I GP, LLC
*FPL Energy Pecos Wind I LP, LLC
FPL Energy Pecos Wind I, LP
*FPL Energy Pecos Wind II GP, LLC
*FPL Energy Pecos Wind II LP, LLC
FPL Energy Pecos Wind II, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Upton Wind I GP, LLC
*FPL Energy Upton Wind I LP, LLC
FPL Energy Upton Wind I, LP
*FPL Energy Upton Wind II, GP, LLC
*FPL Energy Upton Wind II LP, LLC
FPL Energy Upton Wind II, LP
*FPL Energy Upton Wind III GP, LLC
*FPL Energy Upton Wind III LP, LLC
FPL Energy Upton Wind III, LP
*FPL Energy Upton Wind IV GP, LLC
*FPL Energy Upton Wind IV LP, LLC
FPL Energy Upton Wind IV, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Seabrook, LLC (88.2%)

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Hancock County Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*FPL Energy Bastrop GP, Inc
*FPL Energy Bastrop LP, LLC
Bastrop Energy Partners, LP (50%)

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Indian Mesa GP LLC
*FPL Energy Indian Mesa LP LLC
FPL Energy Indian Mesa LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Delaware Mountain GP LLC
*FPL Energy Delaware Mountain LP LLC
FPL Energy Delaware Mountain LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pennsylvania Wind, LLC
Pennsylvania Windfarms, Inc.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*Backbone Windpower Holdings, LLC
Backbone Mountain Windpower, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Bayswater, LLC
Bayswater Peaking Facility, LLC

* denotes direct ownership interest in the EWG.